UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2026

TEAM, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-08604	74-1765729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2026, the Board of Directors of Team, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Team, Inc. Corporate Executive Officer Compensation and Benefits Continuation Policy, as amended and restated February 9, 2022 (the “Policy”), to reduce the benefits payable in connection with a qualifying termination of employment related to a change in control (as determined under the Policy).

Pursuant to the Amendment, all references in Section III of the Policy (Severance Benefits for Involuntary Separation from Service Without Cause or Voluntary Separation from Service for Good Reason Related to Change in Control) to time periods of longer than 24 months for supplemental salary payments or supplemental compensation were replaced with a time period of 24 months.

Further, pursuant to the Amendment, the supplemental compensation payment related to forgone annual incentive or bonus will be calculated as follows: Based on the period of months upon which a covered executive’s supplemental salary payment is determined under Section III of the Policy, the executive will receive a supplemental compensation payment computed using the higher of the most recent year’s actual bonus paid or the average bonus paid for the last two years. In the event a covered executive has not yet received an annual bonus, such supplemental compensation payment will be calculated based on the executive’s target bonus. This supplemental compensation payment will be made in a single sum payment on the same date that the covered executive’s supplemental salary payment is required to be paid under Section III of the Policy and will be in addition to any other incentive or bonus compensation earned, but not yet paid, prior to an applicable change in control.

The foregoing description of the Amendment is qualified in its entirety by the full text thereof, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit number	Description

10.1†	Amendment No. 1 to the Team, Inc. Corporate Executive Officer Compensation and Benefits Continuation Policy

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ James C. Webster
James C. Webster

Executive Vice President, Chief Legal Officer and Secretary

Dated: July 10, 2026